Amplify BlackSwan Tech & Treasury ETF
Schedule of Investments
December 31, 2024 (Unaudited)

U.S. TREASURY SECURITIES - 87.1%		Par	Value
United States Treasury Note/Bond
0.63%, 05/15/2030		$291,000	$238,813
0.88%, 11/15/2030		291,000	238,131
1.63%, 05/15/2031		281,000	237,099
1.38%, 11/15/2031		290,000	237,019
2.88%, 05/15/2032		263,000	236,264
4.13%, 11/15/2032		242,000	236,092
3.38%, 05/15/2033		256,000	235,340
4.50%, 11/15/2033		236,000	235,041
4.38%, 05/15/2034		238,000	234,467
4.25%, 11/15/2034		240,000	233,831
TOTAL U.S. TREASURY SECURITIES (Cost $2,449,459)			2,362,097

PURCHASED OPTIONS - 12.4%	Notional Amount	Contracts	Value
Call Options - 12.4%(a)(b)			$–
Invesco QQQ Trust Series 1, Expiration: 06/20/2025; Exercise Price: $434.78	$971,337	19	$176,396
Invesco QQQ Trust Series 1, Expiration: 12/19/2025; Exercise Price: $490.01	1,226,952	24	160,505
TOTAL PURCHASED OPTIONS (Cost $315,897)			336,901

SHORT-TERM INVESTMENTS - 0.9%		Shares	Value
Money Market Funds - 0.9%
Dreyfus Treasury Securities Cash Management (c)(d)		0	0
Invesco Government & Agency Portfolio - Institutional Class, 4.42% (c)		24,759	24,759
TOTAL SHORT-TERM INVESTMENTS (Cost $24,759)			24,759

TOTAL INVESTMENTS - 100.4% (Cost $2,790,115)			2,723,757
Liabilities in Excess of Other Assets - (0.4)%			(11,644)
TOTAL NET ASSETS - 100.0%			$2,712,113
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	100 shares per contract.
(b)	Exchange-traded.
(c)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.
(d)	Amount is less than $0.005/0.005.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

Amplify BlackSwan Tech & Treasury ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Securities	$–	$2,362,097	$–	$2,362,097
Purchased Options	–	336,901	–	336,901
Money Market Funds	24,759	–	–	24,759
Total Investments	$24,759	$2,698,998	$–	$2,723,757

Refer to the Schedule of Investments for further disaggregation of investment categories.